Exhibit 99.1

The J.M. Smucker Co. Completes the Acquisition of Hostess Brands to Advance Strategy and

Expand Family of Brands in Growing Categories

ORRVILLE, Ohio, November 7, 2023 — The J. M. Smucker Co. (NYSE: SJM) (“Company”) announced today the closing of the transaction to acquire Hostess Brands, Inc. (NASDAQ: TWNK) (“Hostess Brands”). The Company previously announced the signing of a definitive agreement for the transaction on September 11, 2023.

The transaction includes the Hostess® sweet baked snacks brands, including Hostess® Donettes®, Twinkies®, CupCakes, DingDongs®, Zingers®, CoffeeCakes, HoHos®, Mini Muffins and Fruit Pies and the Voortman® cookie brand, along with manufacturing facilities in Emporia, Kansas; Burlington, Ontario; Chicago, Illinois; Columbus, Georgia; Indianapolis, Indiana and Arkadelphia, Arkansas (which is currently under construction) and a distribution facility in Edgerton, Kansas. Additionally, approximately 3,000 employees will join the Company in conjunction with the transaction.

“We are excited to formally welcome Hostess Brands and for the tremendous opportunity we have with the combined capabilities our businesses offer,” said Mark Smucker, Chair of the Board, President and Chief Executive Officer. “Consumers’ increasing reliance on snacking to fit lifestyle needs and convenience choices has expanded the occasions where the category can deliver, and the sweet baked goods category is one of the largest and fastest growing in the industry. With the Hostess acquisition, we have a strong position in this highly attractive segment with popular brands that consumers love.”

“In addition, the synergy of our businesses creates a compelling platform to drive sustainable growth. Hostess offers an expanded distribution model, including strength in the convenience store channel; a robust innovation engine; and extensive manufacturing capabilities. This is complemented by the strong retailer relationships in the grocery and mass channels we have at Smucker; along with our advanced commercial organization, highlighted by our industry leading consumer insights and marketing; and our continuous productivity approach. The combination of these capabilities positions us to deliver on the aspirations we have for the business.”

The Company will provide further details about the transaction’s impact on its financial outlook when it reports its second quarter fiscal 2024 results on December 5, 2023.

About The J. M. Smucker Co.

At The J.M. Smucker Co., it is our privilege to make food people and pets love by offering a diverse family of brands available across North America. We are proud to lead in the coffee, peanut butter, fruit spreads, frozen handheld, sweet baked goods, dog snacks and cat food categories by offering brands consumers trust for themselves and their families each day including Folgers®, Dunkin’®, Café Bustelo®, Jif®, Smucker’s® Uncrustables®, Smucker’s®, Hostess Brands®, Voortman®, Milk-Bone® and Meow Mix®. Through our unwavering commitment to producing high quality products, operating responsibly and ethically and delivering on our Purpose, we will continue to grow our business while making a positive impact on society. For more information, please visit jmsmucker.com.

The J. M. Smucker Co. is the owner of all trademarks referenced herein, except for Dunkin’®, which is a trademark of DD IP Holder LLC. The Dunkin’® brand is licensed to The J.M. Smucker Co. for packaged coffee products sold in retail channels, such as grocery stores, mass merchandisers, club stores, e- commerce and drug stores, as well as in certain away from home channels. This information does not pertain to products for sale in Dunkin’® restaurants.

Forward Looking Statements

This press release includes certain forward-looking statements within the meaning of federal securities laws that involve risks and uncertainties relating to future events and the future performance of the Company. The forward-looking statements may include statements concerning our current expectations, estimates, assumptions and beliefs concerning future events, conditions, plans and strategies that are not historical fact. Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as “expect,” “anticipate,” “believe,” “intend,” “will,” “plan,” “strive” and similar phrases. Federal securities laws provide a safe harbor for forward-looking statements to encourage companies to provide prospective information. We are providing this cautionary statement in connection with the safe harbor provisions. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made, when evaluating the information presented in this press release, as such statements are by nature subject to risks, uncertainties and other factors, many of which are outside of our control and could cause actual results to differ materially from such statements and from our historical results and experience. These risks and uncertainties include, but are not limited to, the following: risks related to the Company’s ability to realize the anticipated benefits of the merger between the Company, SSF Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and Hostess Brands (the “Transaction”), including the possibility that the expected benefits will not be realized or will not be realized within the expected time period; the effect of the consummation of the Transaction on the Company’s ability to retain key personnel and to maintain relationships with customers, suppliers and other business partners; negative effects of the consummation of the Transaction on the market price of the Company’s common stock and/or operating results; transaction costs associated with the Transaction; disruptions or inefficiencies in the Company’s operations or supply chain, including any impact caused by product recalls (including the Jif® peanut butter product recall); political instability, terrorism, armed hostilities (including the ongoing conflict between Russia and Ukraine); extreme weather conditions; natural disasters; pandemics (including the novel coronavirus); work stoppages or labor shortages, or other calamities; risks related to the availability, and cost inflation in, supply chain inputs, including labor, raw materials, commodities, packaging, and transportation; the impact of food security concerns involving either the Company’s products or its competitors’ products, including changes in consumer preference, consumer litigation, actions by the U.S. Food and Drug Administration or other agencies, and product recalls; risks associated with derivative and purchasing strategies the Company employs to manage commodity pricing and interest rate risks; the availability of reliable transportation on acceptable terms; the ability to achieve cost savings related to restructuring and cost management programs in the amounts and within the time frames currently anticipated; the ability to generate sufficient cash flow to continue operating under the Company’s capital deployment model, including capital expenditures, debt repayment, dividend payments, and share repurchases; the ability to implement and realize the full benefit of price changes, and the impact of the timing of the price changes to profits and cash flow in a particular period; the success and cost of marketing and sales programs and strategies intended to promote growth in the Company’s businesses, including product innovation; general competitive activity in the market, including competitors’ pricing practices and promotional spending levels; the Company’s ability to attract and retain key talent; the concentration of certain of the Company’s businesses with key customers and suppliers, including single-source suppliers of certain key raw materials and finished goods, and the Company’s ability to manage and maintain key relationships; impairments in the carrying value of goodwill, other intangible assets, or other long-lived assets or changes in the useful lives of other intangible assets or other long-lived assets; the impact of new or changes to existing governmental laws and regulations and their application; the outcome of tax examinations, changes in tax laws, and other tax matters; a disruption, failure, or security breach of the Company or their suppliers’ information technology systems, including, but not limited to, ransomware attacks; and foreign currency exchange rate and interest rate fluctuations.

A more complete description of these and other material risks can be found under “Risk Factors” in reports and statements filed by the Company and Hostess Brands respectively with the U.S. Securities and Exchange Commission (the “SEC”), including each of the Company’s and Hostess Brands most recent Annual Reports on Form 10-K, as well as the Form S-4 and related exchange offer documents (and amendments thereto) filed by the Company and its acquisition subsidiary, SSF Holdings, Inc. The Company does not undertake any obligation to update or revise these forward-looking statements, which speak only as of the date made, to reflect new events or circumstances.

For Further Information:

The J. M. Smucker Co.: (330) 682-3000

Investors: Aaron Broholm, Vice President, Investor Relations

Media: Abbey Linville, Vice President, Corporate Communications